Exhibit 99.1

April 16, 2013

Net Element International Completes Acquisition of Unified Payments, a Provider of Payment Services Recognized by Inc. Magazine as the Fastest-Growing Private Company in the U.S. in 2012

Acquisition Broadens Net Element International’s Suite of Payment Processing Solutions and Positions the Company for Continued Global Growth

MIAMI--(BUSINESS WIRE)-- Net Element International (NASDAQ: NETE), a technology-driven group specializing in electronic commerce and mobile payment processing today announced that it has completed the acquisition of Unified Payments, a provider of transaction processing services and payment-enabling technologies that was recognized by Inc. Magazine as the fastest-growing private company in the U.S. in 2012. Unified Payments is a socially responsible provider of payment services across the United States, processing in excess of $10 billion in volume between 2010-2013.

The acquisition positions and diversifies Net Element International’s mobile payments business and creates a new platform division “TOT Group, Inc.”, with focus on global mobile payments and transaction processing markets. Net Element International has already initiated the integration and localization of Unified Payments’ products and services in Russia and other emerging markets and will now reap the benefits of Unified Payments’ market penetration in the U.S.

The global volume of non-cash payments continues to show healthy growth, with the largest gain in volumes occurring in developing markets, according to a report by Capgemini. The market for mobile payments is estimated to grow to $1.3 trillion annually by 2017 (Juniper Research). The completion of the Unified Payments acquisition positions Net Element International’s TOT Group to maximize the benefits of a significant growth market opportunity.

Both companies consider the closing of this transaction a mutually beneficial achievement that will create a powerful, focused and innovative force in the mobile and transaction processing markets. Their robust global networks and top-tier business relationships, combined with their shared commitment to payment technology innovation, are expected to result in a dynamic entity facilitating the spread of Net Element International’s technology and business to a broader range of users in Russia and other emerging markets while expanding and diversifying its business base in North America.

“The acquisition of Unified Payments was motivated by their remarkable growth and market penetration. By tapping into their cultural DNA, we expect to see benefits across the entire organization,” said Net Element International Chairman Kenges Rakishev. “In the short amount of time we have been collaborating we have discovered unanticipated opportunities and Net Element is leveraging its deep industry relationships in Russia and Commonwealth of Independent States markets to introduce Unified Payments' business model and technologies in these growth markets. The combination of these two cutting-edge companies resulting in the formation of TOT Group is expected to build a strong, technology-driven company in the worldwide mobile and transaction processing markets.”

Oleg Firer, co-founder and executive chairman of Unified Payments, added: “Unified Payments and Net Element International share a common vision and ambition to discover new possibilities in the world of payment processing. The Russian market, as well as the CIS region, embodies huge potential but success is dependent on knowledge and relationships. The Net Element team has demonstrated success in cultivating relationships and succeeding in these high-growth markets.”

Firer has been appointed to the positions of Chief Executive Officer and a director of Net Element International, with Steven Wolberg joining Net Element International as Secretary and Chief Legal Officer, and Tim Greenfield, Net Element International’s president of mobile commerce and payment processing, is contemplated to become President of Corporate Development of TOT Group. Ivan Onuchin will remain as Chief Technology Officer and Jonathan New will remain as Chief Financial Officer of Net Element International. Francesco Piovanetti, Net Element International’s current Chief Executive Officer and a director, has stepped down from those positions and will become a consultant to the company.

Unified Payments’ employees will become employees of a newly created subsidiary of TOT Group.

About Net Element International (NETE)

Net Element International (NETE) is a global technology-driven group specializing in electronic commerce, mobile payments and transactional services. The company owns and operates a global mobile payments and transaction processing provider, TOT Group, as well as several popular content monetization verticals. Together with its subsidiaries, Net Element International enables ecommerce and content-management companies to monetize their assets in ecommerce and mobile commerce environments. Its global development centers and high-level business relationships in the United States, Russia and Commonwealth of Independent States strategically position the company for continued growth. The company has U.S. headquarters in Miami and international headquarters in Moscow. More information is available at www.netelement.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Words such as “potential,” ”continued,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the extent that the acquisition of Unified Payments positions or diversifies Net Element International’s mobile payments business; the extent that Unified Payments’ products and services are successfully integrated in Russia or other emerging markets; the extent that Net Element International benefits from Unified Payments’ market penetration in the United States; the extent that Net Element International recognizes other benefits from its acquisition of Unified Payments or benefits from opportunities in the payment processing markets; the extent that the acquisition of Unified Payments facilitates the spread of Net Element International’s technology and business to a broader range of users in Russia and other emerging markets; the extent that the acquisition of Unified Payments expands and diversifies Net Element International’s business base in North America; the extent that Unified Payments’ business model or technologies are successfully introduced in Russia, Commonwealth of Independent States markets or other emerging markets; and whether Net Element International or its business continues to grow. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Net Element International and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to: (i) the impact of Net Element International’s acquisition of Unified Payments on the markets for Net Element International’s and its subsidiaries’ products and services and on the markets for Unified Payments’ products and services; (ii) the employees of Net Element International and Unified Payments not being integrated successfully; (iii) operating costs, unexpected transaction costs and actual or contingent liabilities; (iv) business disruption following the acquisition, including, without limitation, adverse effects on employee retention and on Net Element International’s and/or Unified Payments’ business relationships with third parties; (v) adverse effects on the financial condition of Net Element International following the acquisition as a result of the assumption of indebtedness of United Payments; (vi) adverse changes in the performance of the business of Unified Payments; (vii) the future performance of Net Element International following the closing of the acquisition; and (viii) local, industry and general business and economic conditions. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K and the subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K filed by Net Element International with the Securities and Exchange Commission. Net Element International anticipates that subsequent events and developments may cause its plans, intentions and expectations to change. Net Element International assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by law.

Source: Net Element

Contact:

Net Element International

Dan Bruck, 305-507-8808

dbruck@netelement.com

www.netelement.com